                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               DRAVO CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

LOGO
DRAVO
1891

                                                                  March 27, 1998

Dear Shareholder:

  You are cordially invited to attend the 1998 Annual Meeting of Shareholders on Thursday, April 23, 1998 at 10:00 a.m. local time, to be held in Room Winfrey E of The Winfrey Hotel located at the Riverchase Galleria in Birmingham, Alabama.

  A Proxy Card or Voter Direction Card is enclosed with the notice of meeting and proxy statement. Whether or not you now plan to attend the annual meeting, we urge you to sign, date and mail the enclosed card and return it in the enclosed envelope at your earliest convenience. Regardless of the size of your holding, it is important that your shares be represented. If you attend the annual meeting, you may withdraw your proxy and vote in person.

  Admission to the meeting will be by Admission Card only. If you plan to attend, you may obtain an Admission Card by completing the Admission Card Request Form and returning it along with your Proxy Card or Voter Direction Card.

  We look forward with pleasure to seeing you on April 23rd.

                                   Sincerely,

/s/ Arthur E. Byrnes                                /s/ Carl A. Gilbert
Arthur E. Byrnes                                    Carl A. Gilbert
Chairman of the                                     President and Chief
Board of Directors                                  Executive Officer

                               DRAVO CORPORATION

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                APRIL 23, 1998

  The 1998 Annual Meeting of the Shareholders of Dravo Corporation, a Pennsylvania corporation (the "Company"), will be held, in accordance with a resolution of the Board of Directors adopted pursuant to the By-laws of the Company, on Thursday, April 23, 1998, at 10:00 a.m., local time, in Room Winfrey E of The Winfrey Hotel, located at the Riverchase Galleria in Birmingham, Alabama for the following purposes:

    1. To elect two directors for terms expiring at the annual meeting of the Company's shareholders in 2001 (the "Class of 2001");

    2. To act upon a shareholder proposal regarding the location of the annual meeting of the shareholders;

    3. To act upon a shareholder proposal regarding the establishment of a corporate-wide cost-reduction program;

    4. To act upon a shareholder proposal regarding establishment of a moratorium on all new expansion of capacity;

    5. To elect independent auditors to examine and to report upon the consolidated financial statements of the Company and its subsidiaries as of December 31, 1998; and

    6. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on March 4, 1998 as the record date for determining those shareholders entitled to notice of and to vote at the 1998 Annual Meeting or any adjournment thereof.

  The Board of Directors' nominees for directors are set forth in the accompanying proxy statement.

  A copy of the Company's Annual Report for the fiscal year-ended December 31, 1997 is being mailed herewith to each shareholder.

  Your vote is important. Please mark, date and sign the enclosed Proxy Card or Voter Direction Card and promptly mail it in the enclosed postage-paid and addressed envelope to the Company's vote tabulators, Continental Stock Transfer & Trust Company.

  THE ENCLOSED PROXY CARD OR VOTER DIRECTION CARD, WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY, SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                             By Order of the Board of Directors

                                                            Earl J. Bellisario,
                                                                      Secretary

11 Stanwix Street
Pittsburgh, Pennsylvania 15222
March 27, 1998

                                PROXY STATEMENT

  This proxy statement and the related letter to shareholders, notice of meeting and Proxy Card or Voter Direction Card are being mailed to the shareholders of Dravo Corporation, a Pennsylvania corporation (the "Company"), on or about March 27, 1998 in connection with the solicitation by the Board of Directors (the "Board") of the Company of proxies to be voted at the 1998 Annual Meeting of Shareholders to be held on Thursday, April 23, 1998, at 10:00 a.m., local time, in Room Winfrey E of The Winfrey Hotel, located at the Riverchase Galleria in Birmingham, Alabama and any adjournments thereof (the "1998 Annual Meeting").

  The Board has fixed the close of business on March 4, 1998 as the record date (the "Record Date") for determining shareholders entitled to vote at the 1998 Annual Meeting. At the close of business on the Record Date, the Company had outstanding 14,713,509 shares of Common Stock, par value $1.00 per share (the "Common Stock"), 16,000 shares of $2.475 Cumulative Convertible Series B Preference Stock, par value $1.00 per share (the "Series B Preference Stock"), and 200,000 shares of Series D Cumulative Convertible Exchangeable Preference Stock, par value $1.00 per share (the "Series D Preference Stock").

  Each holder of record at the close of business on the Record Date of Common Stock, Series B Preference Stock and Series D Preference Stock is entitled to one vote for each share of any class held and to cumulative voting rights in the election of directors. Under cumulative voting, each shareholder, or the shareholder's proxy, is entitled, in the election of directors, to that number of votes as determined by multiplying the number of directors to be elected by the number of shares held by the shareholder. The shareholder may then accumulate such votes and give to one or distribute to either nominee as many votes as shall equal the total number of votes to which the shareholder is entitled. The nominees receiving the greatest number of votes will be elected directors. If a shareholder desires specifically to allocate votes among one or more nominees, the shareholder should so specify on the Proxy Card or Voter Direction Card.

  The shareholders of each class of the Company's outstanding capital stock will vote together as a single class on those matters brought to the shareholders of the Company for their vote or approval at the 1998 Annual Meeting, including the elections of Directors and independent auditors, and each of the three shareholder proposals.

                             ELECTION OF DIRECTORS

  The Company has a staggered Board of Directors, and accordingly the Directors of the Company are divided into three classes with the terms of each class expiring in different years. The term of each class of Directors is three years, and accordingly the term of those individuals elected to serve as Directors at the 1998 Annual Meeting will expire at the annual meeting of the shareholders in the year 2001 (the "Class of 2001").

  The Company has been advised by the persons named in the accompanying proxy that they intend to vote pursuant to the proxy for the election of the nominees identified below and, if necessary, to exercise cumulative voting rights to secure the election of as many as possible of each of the individual nominees. Each individual nominee has agreed to serve if elected. However, the Company is informed that in the event of the refusal or inability of any nominee to serve, the persons named in the accompanying proxy intend to vote at the 1998 Annual Meeting pursuant to the proxy for the election of such other person, if any, as may be nominated by the Board, subject to the right of the persons named in the proxy to exercise cumulative voting rights.

                     NOMINEES FOR TERMS TO EXPIRE IN 2001

CARL A. GILBERT
President and Chief Executive Officer of the Company

Director since 1994   Age: 56

  Mr. Gilbert has served as President and Chief Executive Officer of the Company since January 1, 1995. Prior to such date, Mr. Gilbert served as President and Chief Operating Officer of the Company from March 31, 1994 to December 31, 1994. Mr. Gilbert has served as President of Dravo Lime Company since February 1983. Mr. Gilbert also served as a Senior Vice President of the Company from October 1988 to December 1994.

WILLIAM G. ROTH
Former Chairman of the Board of Directors and Chief Executive Officer of the Company

Director since 1987  Age: 59

Member--Audit Committee, Compensation Committee, Finance Committee and Nominating Committee

  Mr. Roth served as Chairman of the Board of Directors of the Company from June 1987 until his retirement in May 1994. Mr. Roth also served as Chief Executive Officer of the Company from June 1987 until December 1989 and as President from June 1987 to June 1988. In addition to his position on the Board of Directors of the Company, Mr. Roth also serves on the boards of directors of Amcast Industrial Corporation, Teknowledge Corporation and Service Experts Inc.

  The Board of Directors recommends a vote FOR the nominees set forth above.

                     DIRECTORS WHOSE TERMS EXPIRE IN 2000

ARTHUR E. BYRNES
Chairman of the Board of Directors of the Company

Director since 1993  Age: 53

Member--Audit Committee, Compensation Committee, Finance Committee and Nominating Committee

  Mr. Byrnes has served as a director of the Company since December 9, 1993 and Chairman since January 23, 1997. In addition to his position as Chairman of the Board of Directors of the Company, Mr. Byrnes is Chairman of Deltec Asset Management Corp. (independent investment counselors) and is a member of the boards of directors of Deltec International S.A. and Argo Bancorp, Inc.

JAMES C. HUNTINGTON, JR.
Director

Director since 1988  Age: 70

Member--Audit Committee, Compensation Committee, Finance Committee and Nominating Committee

  Mr. Huntington has served as a director of the Company since January 28, 1988. Since his retirement as a Senior Vice President with American Standard, Incorporated (manufacturers of air conditioning, building products and transportation equipment) where he served from January 1977 until August 1988, Mr. Huntington has pursued a career as an independent businessman and also serves as a member of the boards of directors of Alumax Inc. and Westinghouse Air Brake Company.

PETER T. KROSS
Director

Director since 1997  Age 56

Member--Audit Committee, Compensation Committee, Finance Committee and Nominating Committee

  Mr. Kross has served as a director of the Company since April 24, 1997. Mr. Kross has served as Senior Vice President, Investments, Everen Securities, Inc. (independent investment counselors) since 1987.

                      DIRECTOR WHOSE TERM EXPIRES IN 1999

WILLIAM E. KASSLING
Chairman, Chief Executive Officer
and President, Westinghouse Air Brake Company

Director since 1993  Age: 54

Member--Audit Committee (Chairman), Compensation Committee, Finance Committee (Chairman) and Nominating Committee

  Mr. Kassling has served as Chairman, Chief Executive Officer and President of Westinghouse Air Brake Company (supplier of air brake systems and related products) since March 9, 1990. Prior to assuming his duties with Westinghouse Air Brake, Mr. Kassling served as Vice President/Group Executive of the Railway Products Group of American Standard, Incorporated. Mr. Kassling also serves as a member of the boards of directors of Scientific Atlantic, Inc. and Commercial Intertech.

  Mr. Konrad M. Weis has notified the Company of his intention to resign from the Board effective with the date of the 1998 Annual Meeting of Shareholders, at which time the size of the board will be reduced from seven to six. Mr. Weis currently serves as Chairman of the Compensation and Nominating Committees.

  The Board held 7 meetings during 1997. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board and meetings (13 in total during 1997) of the standing Audit, Compensation, Finance and Nominating Committees on which each such director served.

                            DIRECTORS' COMPENSATION

  The Chairman of the Board, who is not an officer or employee of the Company, receives cash compensation of $50,000 per year. Under the Non-Employee Retainer Fee Plan approved by the shareholders at the 1996 Annual Meeting of Shareholders, each director of the Company who is not an officer or employee receives as compensation for his services to the Company, in lieu of an annual retainer, 1,000 shares of the Company's Common Stock. In addition, directors receive as compensation $1,000 for every meeting of the Board and meetings of committees of the Board at which they are in attendance. The chairmen of the standing committees of the Board are compensated an additional $1,000 per year for serving as chairmen. Directors who are also officers or employees of the Company do not receive any additional remuneration for so serving. Under the Stock Option Plan of 1994, directors who are not officers or employees of the Company are granted on an annual basis, an option to purchase up to 1,500 shares of Common Stock, priced as of the day following each annual meeting of the shareholders of the Company.

                     COMMITTEES OF THE BOARD OF DIRECTORS

  The By-laws of the Company provide that there shall be, as standing committees of the Board, an Audit Committee, a Compensation Committee, a Finance Committee and a Nominating Committee, each comprised exclusively of directors who are not current officers or employees of the Company. The committees receive their authority and assignments from the Board and report to the Board.

  Audit Committee --The Committee is comprised of Messrs. Kassling (Chairman), Byrnes, Huntington, Kross, Roth and, until the effective date of his resignation, Mr. Weis. The Committee held 2 meetings in 1997. The Committee's duties include recommending, for nomination by the Board and election at the annual shareholders' meeting, the firm of independent auditors to audit the Company's financial records and review the overall approach followed by the independent auditors and the Company's internal auditors to insure the integrity of the Company's published financial statements. In discharging these duties the Committee reviews the audit plans for the fiscal year and reviews reports from the independent auditors to determine, among other things, whether there have been any material changes in accounting principles and, if so, the effect of such changes on the valuation of the Company's assets or the determination of its earnings. After the end of each fiscal year, the Committee meets separately with the independent auditors and with the Chief Financial Officer of the Company to review the audit report prepared by the independent auditors and their comments with respect thereto.

  Compensation Committee --The Committee is comprised of Messrs. Weis (Chairman, until the effective date of his resignation), Byrnes, Huntington, Kassling, Kross and Roth. The Committee held 3 meetings in 1997. The Committee is empowered to fix the compensation of the executives of the Company. The Committee also selects the participants in the Company's Executive Benefit Plan, performs the functions of the committee under the Company's Incentive Compensation Plan and the Stock Incentive Plan encompassed therein, and performs the functions of the committee which determines awards under the Company's Employee Stock Option Plan of 1988 and Stock Option Plan of 1994.

  Finance Committee --The Committee is comprised of Messrs. Kassling (Chairman), Byrnes, Huntington, Kross, Roth and, until the date of his resignation, Mr. Weis. The Committee did not meet in 1997. The Committee assists and counsels the Chief Executive Officer and Chief Financial Officer of the Company in the formulation and development of financial policies and plans.

  Nominating Committee --The Committee is comprised of Messrs. Weis (Chairman, until the date of his resignation), Byrnes, Huntington, Kassling, Kross and Roth. The Committee held 1 meeting in 1997. The Committee recommends, for nomination by the Board and election by the shareholders, individuals to serve as members of the Board. The Committee considers shareholder recommendations for positions on the Board. Any shareholder wishing to recommend a nominee for consideration by the Committee may do so by letter addressed to the Secretary of the Company, 11 Stanwix Street, Pittsburgh, Pennsylvania 15222.

                       BENEFICIAL SECURITY OWNERSHIP OF
                       DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth certain information concerning the beneficial ownership, direct or indirect, of shares of the Company's outstanding securities, including shares of Common Stock as to which a right to acquire beneficial ownership exists (for example, through the exercise of stock options, conversions of securities or various trust arrangements) within the meaning of Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, by (i) each nominee for director, (ii) each director whose term will extend beyond the 1998 Annual Meeting, (iii) each of the five most highly compensated executive officers of the Company during the last completed fiscal year named in the Summary Compensation Table on page 9 hereof (hereinafter, the "Named Executive Officers") and

(iv) all directors and executive officers as a group, as of December 31, 1997. No shares of Series B Preference Stock or Series D Preference Stock are beneficially owned by any director or Named Executive Officer of the Company.

                                     NUMBER OF SHARES OF COMMON STOCK
                               BENEFICIALLY OWNED BY DIRECTORS, NOMINEES AND
                               NAMED EXECUTIVE OFFICERS ON FEBRUARY 6, 1998
                             --------------------------------------------------
                                               NO. OF               PERCENT OF
                                NO. OF     SHARES SUBJECT           OUTSTANDING
                                SHARES        TO STOCK                COMMON
                             BENEFICIALLY   OPTIONS AND   AGGREGATE    STOCK
 NAME OF BENEFICIAL OWNER    OWNED (#)(1)   SARS (#)(2)   TOTAL (#)  OWNED (%)
 ------------------------    ------------  -------------- --------- -----------
Arthur E. Byrnes,               15,000          4,500        19,500      *
 Chairman of the Board and
  Director
Carl A. Gilbert,                10,033        200,000       210,033    1.4%
 Director, President and
 Chief Executive Officer
James C. Huntington, Jr.,       20,000          4,500        24,500      *
 Director
William E. Kassling,             6,000          4,500        10,500      *
 Director
Peter T. Kross,                535,700(3)           0       535,700    3.6%
 Director
John R. Major,                   4,571         67,000        71,571      *
 Senior Vice President,
 Chief Operating Officer
James J. Puhala,                 4,934(4)      67,000        71,934      *
 Former Vice President,
 General Counsel & Secretary
William G. Roth,                71,000        153,000       224,000    1.5%
 Director
Donald H. Stowe, Jr.,            1,235(5)      52,000        53,235      *
 Former Vice President,
 Sales and Technology
Marshall S. Johnson,             1,733         51,500        53,233      *
 Vice President, Operations
  & Engineering
All Directors, nominees for
 Director and executive
 officers as a group (13
 persons)                      671,824        684,500     1,356,324    9.2%

--------
  *  Less than 1%

(1) Unless otherwise indicated, the beneficial owner has sole voting and investment power over such securities.

(2) Includes stock options granted to each of the persons and the group identified above which are currently exercisable as well as those options which will become exercisable within 60 days after December 31, 1997. No separately granted SARs are presently outstanding.

(3) Includes 7,200 shares owned by his wife, and 29,000 and 20,500 shares held by his daughter and son respectively.

(4)  Includes 800 shares owned jointly with his wife.

(5)  Includes 27 shares owned jointly with his wife.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee has furnished the following report on executive compensation:

Objectives of the Executive Compensation Program

  In order to attain its short- and long-term performance objectives, the Company must attract, motivate and retain outstanding individuals. Accordingly, the Company provides a total executive compensation package that is intended to enable it to attract, motivate and retain such individuals and align their success with that of the Company's shareholders.

  The following general principles guide all of the Company's executive officer compensation programs. The programs are designed in the aggregate to support a consistent, organization-wide philosophy which is internally equitable and externally competitive, and are directed toward securing and retaining the services of outstanding individuals who exhibit a high degree of business responsibility, personal integrity and professionalism. The programs provide key executives with a mix of total cash compensation, including base salaries targeted at the middle of the competitive salary market and a formula determined Incentive Compensation Program (ICP) opportunity supportive of the business planning process and targeted to produce awards at the 50th percentile of competitor organizations based on appropriate corporate results. The Compensation Committee believes that the Company's most direct competitors for executive talent are not necessarily the companies that would be included in a peer group established to compare shareholder returns. Thus, the compensation peer group is not the same as the Peer Group index in the Comparison of Five Year Cumulative Total Return Graph included in this Proxy Statement. Rather, competitor organizations are defined annually as part of the planning process and include selected companies engaged in the production and sale of natural resource materials, as well as companies selected on the basis of broader industry comparison (e.g., comparable-sized general industry companies).

  Base salaries of the Company's executives are based upon general industry data for employees of companies with comparable revenues holding positions with comparable responsibilities. The award targets under the Incentive Compensation Plan are similarly established. The Company annually reviews published surveys in the competitive market (e.g., Wyatt ECS, Towers Perrin Compensation Data Bank). Variability of actual payments in the ICP, both up and down, is a function of business objectives approved each year by the Compensation Committee of the Board. The long-term incentive component of the program is provided by the Dravo Corporation Employee Stock Option Plan of 1988 and the Dravo Corporation Stock Option Plan of 1994 ("Long-Term Incentives") and emphasizes long-term incentive opportunity for the key individuals at the 50th percentile of competitor organizations. The Long-Term Incentives are designed to encourage stock ownership and executive retention. Executive benefits are provided on a competitive basis but are not emphasized.

  All programs are developed and administered in such a fashion as to fulfill the commitment of the Company to nondiscrimination as to race, age, sex or other factors unrelated to an individual's performance, and to comply with all applicable federal, state and local laws and regulations.

Base Salary Program

  The level of base salary paid to executive officers, in general, and to the Chief Executive Officer, in particular, is determined on the basis of performance, experience and such other factors that may, from time to time, be appropriately considered by the Compensation Committee. Specific marketplaces which the Company uses in the analysis of base salary competitiveness are determined on the basis of the nature and level of the position(s) in question and the labor market(s) from which the qualified individuals would be recruited. The primary marketplace in which the Company desires to be competitive for key executives is the natural resource industry. For positions which are not specific to the natural resource industry (e.g., human resources, finance, etc.), the relevant marketplace(s) is expanded to include general industry companies of comparable size. Annual salary increase budgets are based on such factors as corporate performance, general economic conditions, marketplace compensation trends, and the appropriateness of aggregate individual pay levels. As indicated in the Summary Compensation Table, no Named Executive Officers received any increase in salary in 1997.

Incentive Compensation Program (ICP)

  The purposes of the ICP are to encourage and reward management achievements that contribute to the value of the Company; focus participants' efforts on specific performance areas and objectives established by the organization recognizing individual and team performance which support overall corporate success; communicate key corporate and divisional priorities through the compensation program; provide an element of compensation which varies directly with performance on both the upside and the downside; provide managers and other key employees a competitive 50th percentile of competitor organizations' annual incentive compensation opportunity; utilize programs and approaches which are consistent with industry and other competitors' practices; and provide additional motivation toward achievement of predetermined levels of excellence.

  The ICP was adopted by the Board in January 1989, to replace the Executive Incentive Compensation Plan which had been adopted in 1983. The ICP was amended in January 1995 to permit the Committee, at its discretion, to divide awards to senior executives into cash and stock. A further amendment, clarifying changes adopted in 1995, was adopted by the Board in January 1996, and approved by the shareholders at the 1996 Annual Meeting.

  The ICP is a target incentive plan which provides for the establishment of threshold, target and maximum levels of awards based on performance against specific predetermined performance objectives. The business objectives include earnings per share from continuing operations, and earnings before interest and taxes at the divisional level. For the Chief Executive Officer, the other Named Executive Officers, and for management employees at the corporate level, the performance objective is based upon earnings per share from continuing operations. For management employees at the divisional level, there are two performance components: earnings per share from continuing operations, and as appropriate, division operating performance. The Plan is administered by the Compensation Committee which is comprised exclusively of directors who are not employees. Awards may be made under the ICP to officers and key employees of the Company and its subsidiaries who are in a position to make significant contributions to the financial success of the Company.

  Prior to the beginning of the 1997 fiscal year, financial measures were established for corporate and divisional performance for the year. Recommendations for 1997 as to proposed participants, threshold, target and maximum award levels and allocation of awards among the performance components for each individual were made by the Chief Executive Officer to the Compensation Committee. The final determination as to participants and awards was made solely by the Compensation Committee.

  In January 1998, each participant's performance was reviewed against the pre-established performance objectives. No awards were made to any of the Named Executives for 1997 performance.

  In the event of extraordinary circumstances, the Compensation Committee retains the right to make adjustments to incentive award amounts as appropriate to maintain the fairness of the Plan.

Long-Term Incentives

  The purposes of long-term incentive compensation are to focus key executives' efforts on performance which will increase the value of the Company for its shareholders; align the interests of key executives with those of the shareholders by encouraging share ownership; provide a 50th percentile of competitor organizations' long-term incentive and capital accumulation opportunity; and provide a significant retention incentive for key individuals.

  The Company's Stock Option Plan of 1978 (the "1978 Plan"), which terminated in January, 1988, the Long-Term Incentive Award Plan of 1983 (the "1983 Plan"), which terminated in July, 1993, the Employee Stock Option Plan of 1988 (the "1988 Plan"), and the Stock Option Plan of 1994 (the "1994 Plan") authorize the granting of options and stock appreciation rights ("SARs"), whether separately or in tandem with each other. The 1978 Plan, the 1983 Plan, the 1988 Plan and the 1994 Plan are hereinafter collectively referred to as the "Plans" and individually as a "Plan". The Compensation Committee administers the Plans.

  Officers and other key employees of the Company and its subsidiaries were eligible for awards under the 1978 Plan and the 1983 Plan, and are eligible for awards under the 1988 Plan and the 1994 Plan. The Compensation Committee selects the participants under each Plan and the amount and form of each award. The Committee also determines the terms of options and SARs. Options and SARs may be granted for terms up to ten years.

  In July, 1997, the Company awarded options to the Named Executive Officers based on the considerations as set forth in this report.

Severance Agreements

  During 1997, the Compensation Committee acted to replace the change-in-control agreements then existing with key executives with new severance agreements. The change-in-control agreements provided for three years' continued pay and benefits in the event of an executive's termination (other than for cause) following a change-in-control. The new agreements provide an executive who is terminated by the Company for any reason, other than for cause, with continued pay and benefits for a period of two years following termination. The new agreements incorporate broad non-compete provisions, which were not present in the change-in-control agreements.

Other

  The Compensation Committee, in exercising its responsibility to review and establish the compensation levels of the Company's executive officers, to administer the Company's various incentive plans and to authorize bonuses, grants of stock options and other forms of remuneration, has solicited the advice and counsel of KPMG Peat Marwick LLP, Towers Perrin, and Buchanan Ingersoll Professional Corporation to assist with issues related to accounting, design and legal considerations, respectively.

  Respectfully submitted by the Compensation Committee,

                            Konrad M. Weis (Chairman)
                            Arthur E. Byrnes
                            James C. Huntington, Jr.
                            William E. Kassling
                            Peter T. Kross
                            William G. Roth (former Chief Executive Officer of the Company).

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Mr. Roth, a former executive officer of the Company, serves on the Compensation Committee.

                       EXECUTIVE OFFICERS' COMPENSATION

  The following table shows the compensation received by the Chief Executive Officer and the Named Executive Officers for services to the Company and its subsidiaries during the last three fiscal years:

                          SUMMARY COMPENSATION TABLE

                                 ANNUAL COMPENSATION           LONG TERM COMPENSATION
                          --------------------------------- -----------------------------
                                                                   AWARDS         PAYOUTS
                                                            --------------------- -------
                                                  OTHER                SECURITIES
                                                  ANNUAL    RESTRICTED UNDERLYING
        NAME AND               SALARY   BONUS  COMPENSATION   STOCK     OPTIONS/   LTIP    ALL OTHER
   PRINCIPAL POSITION     YEAR   ($)     ($)       ($)       AWARD(S)   SARS (1)  PAYOUTS COMPENSATION
------------------------------------------------------------------------------------------------------
Carl A. Gilbert           1997 290,000       0       0           0       40,000       0           0
President & Chief         1996 290,000  93,850       0           0            0       0           0
Executive Officer         1995 225,000 111,900       0           0      140,000       0           0

Donald H. Stowe, Jr. (2)  1997 120,840       0       0           0        7,000       0     $24,260(3)
Former Vice President,    1996 145,000  22,920       0           0            0       0           0
Sales & Technology        1995 140,000  27,300       0           0       35,000       0           0

John R. Major (4)         1997 145,000       0       0           0       10,000       0           0
Senior Vice President,    1996 145,000  22,920       0           0            0       0           0
Chief Operating Officer   1995 140,000  27,300       0           0       35,000       0           0

James J. Puhala (5)       1997 140,000       0       0           0       10,000       0           0
Former Vice President,    1996 140,000  22,920       0           0            0       0           0
General Counsel &         1995 135,000  27,300       0           0       35,000       0           0
Secretary

Marshall S. Johnson       1997 140,000       0       0           0       10,000       0           0
Vice President,           1996 140,000  22,920       0           0            0       0           0
Operations & Engineering  1995 135,000  27,300       0           0       35,000       0           0

--------
(1) In 1995, stock options awarded to Named Executive Officers were intended to represent two years' worth of awards. There were no additional stock option awards made to any Named Executive Officers during 1996.
(2) Mr. Stowe's employment as an executive officer terminated on October 31, 1997.
(3)  Includes payments made under Mr. Stowe's Severance Agreement.
(4) Mr. Major was elected to his present position on October 21, 1997. Prior thereto, he was Vice President, Administration.
(5) Mr. Puhala's employment as an executive officer terminated on December 31, 1997.

                    OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

  The following table sets forth information regarding the grant of stock options during 1997 under the 1988 Plan and the 1994 Plan to each of the Named Executive Officers:

                                     PERCENT OF TOTAL
                        SECURITIES     OPTIONS/SARS
                        UNDERLYING      GRANTED TO                                      GRANT DATE
                       OPTIONS/SARS    EMPLOYEES IN   EXERCISE OR BASE                 PRESENT VALUE
        NAME          GRANTED (#)(1) FISCAL YEAR (%)  PRICE ($/SHARE)  EXPIRATION DATE    ($)(2)
----------------------------------------------------------------------------------------------------
Carl A. Gilbert           40,000           20.8           10.1875          7/25/07        165,694
Donald H. Stowe, Jr.       7,000            3.6           10.1875          7/25/07         28,980
John R. Major             10,000            5.2           10.1875          7/25/07         41,400
James J. Puhala           10,000            5.2           10.1875          7/25/07         41,400
Marshall S. Johnson       10,000            5.2           10.1875          7/25/07         41,400

--------
(1) All options are to purchase shares of Dravo Common Stock and vest and become exercisable one year after the grant date.

(2) In accordance with Securities and Exchange Commission rules, the estimated grant date present values were determined using the Black-Scholes model. The material assumptions and adjustments incorporated in the model include: an option term of six years, volatility of 29.89%, a risk free rate of return of 6.11% and a reduction of 3% to reflect the probability that the above options will be forfeited prior to the vesting date. The ultimate value of the options will depend on the future market price of the Company's stock which cannot be forecast with reasonable accuracy.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

  The following table sets forth information regarding the exercise of stock options during 1997 and the unexercised options held as of the end of 1997 by each of the Named Executive Officers:

                                                         SECURITIES UNDERLYING     VALUE OF UNEXERCISED,
                                     VALUE REALIZED           UNEXERCISED              IN-THE-MONEY
                         SHARES     (MARKET PRICE AT         OPTIONS/SARS              OPTIONS/SARS
                      ACQUIRED ON     EXERCISE LESS     AT FISCAL YEAR-END (#)    AT FISCAL YEAR-END ($)
        NAME          EXERCISE (#) EXERCISE PRICE) ($) ------------------------- -------------------------
                                                       EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
----------------------------------------------------------------------------------------------------------
Carl A. Gilbert             0                0              200,000/40,000            114,531/32,500
John R. Major               0                0               67,000/10,000             32,313/ 8,125
James J. Puhala             0                0               67,000/10,000             32,313/ 8,125
Donald H. Stowe, Jr.        0                0               52,000/ 7,000              6,874/ 5,688
Marshall S. Johnson         0                0               51,500/10,000             20,688/ 8,125

                             SEVERANCE AGREEMENTS

  The Company has entered into severance agreements with Messrs. Gilbert, Major, Puhala, Stowe, Johnson and three other executive officers. An executive receives benefits under these agreements only in the event of the termination of such executive's employment by the Company other than for cause (as defined in the agreements). In such event, the executive is entitled to receive continued compensation and benefits, including eligibility, coverage, vesting and benefit provisions under the company's benefit plans as if he were still an employee of the company, for a period of two (2) years following the date of the executive's termination.

                               PERFORMANCE GRAPH

  In accordance with requirements of the Securities and Exchange Commission, the following line-graph presents a comparison of the cumulative, five-year shareholder returns (including reinvestment of dividends) with the S&P 500 Stock Index and a market capitalization weighted index of peer companies. The peer company group is the Value Line Investment Survey Cement and Aggregates Industry Grouping, which is the same group as used last year.

                               DRAVO CORPORATION

                 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN

     VS. S&P 500 AND VALUE LINE CEMENT AND AGGREGATES INDUSTRY GROUP(/1/)



                             [GRAPH APPEARS HERE]
                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
                   AMONG DRAVO, S&P 500 INDEX AND PEER GROUP

Measurement period
(Fiscal year Covered)        DRAVO               S&P 500             PEER GROUP
---------------------        -----               -------             ----------
Measurement PT -
12/31/92                     $100                $100                $100
FYE 12/31/93                 $125.35             $110.08             $130.64
FYE 12/31/94                 $132.39             $111.53             $119.31
FYE 12/31/95                 $135.21             $153.45             $138.27
FYE 12/31/96                 $159.15             $188.68             $156.42
FYE 12/31/97                 $123.94             $251.64             $248.49



Assumes $100 invested on 12/31/92 in the Company's Common Stock, S&P 500 index and peer group index assuming dividend reinvestment.

--------
(1) The Value Line Investment Survey Cement and Industrial Grouping includes the following companies: CalMat Company, Florida Rock Industries, Inc., Lafarge Corp., Medusa Corp., Southdown Inc., Texas Industries, Inc. and Vulcan Materials Company.

                            EXECUTIVE BENEFIT PLAN

  The Company's Executive Death and Disability Income Plan, as adopted in October 1980, was amended and restated by the Board effective July 1, 1984, and redesignated the Executive Benefit Plan (the "Plan"). The Plan was further amended in 1994 to reflect changes in IRS limitations.

  Participation in the Plan is limited to high-ranking officers of the Company and its subsidiaries as selected by the Compensation Committee. The Plan, which is noncontributory, affords retirement, pre-retirement death, and disability benefits. The benefits under the Plan supplement, and are offset by, benefits payable from the Company's broad-based benefit programs.

  Retirement benefits are calculated pursuant to a final average earnings formula reduced by benefits payable under the Company's pension plan at normal retirement (age 65). The Compensation Committee has approved early retirement benefits for current participants in the plan after age 55. The following chart shows the estimated straight-life annual benefits payable at normal retirement age to eligible participants in specified earnings and years of service classifications. These estimates are before reduction for benefits payable under the Company's pension plan and are not subject to any deduction for Social Security benefits or other offset amounts. Messrs. Gilbert, Major, Puhala, Stowe and Johnson are participants in the Plan, having 24, 12, 23, 24 and 17 years of credited service, respectively. One other executive is a participant in the Plan.

                  ANNUAL RETIREMENT BENEFIT BASED ON SERVICE

                              AVERAGE FINAL COMPENSATION
                         (OVER 5 YEARS PRECEDING RETIREMENT)*
            -------------------------------------------------------------------------
YEARS OF
SERVICE     $100,000     $200,000     $300,000     $400,000     $500,000     $600,000
--------    --------     --------     --------     --------     --------     --------
    5       $15,000      $ 30,000     $ 45,000     $ 60,000     $ 75,000     $ 90,000
   10        30,000        60,000       90,000      120,000      150,000      180,000
   15        45,000        90,000      135,000      180,000      225,000      270,000
   20        47,500        95,000      142,500      190,000      237,500      285,000
   25        50,000       100,000      150,000      200,000      250,000      300,000
   30        52,500       105,000      157,500      210,000      262,500      315,000
   35        55,000       110,000      165,000      220,000      275,000      330,000
   40        57,500       115,000      172,500      230,000      287,500      345,000

--------
* Earnings for this purpose are amounts reported as Annual Compensation in the Summary Compensation Table, averaged over the five years preceding retirement.

  In the event of the participant's death, the Plan provides a surviving spouse an annual benefit equal to 45% of the participant's compensation (basic annual salary at death plus any incentive compensation paid in the 12-month period preceding death), reduced by the periodic surviving spouse benefit payable under the Company's pension plan, if applicable.

  The disability benefit provided under the Plan is an annual amount equal to 60% of the participant's compensation (basic annual salary at the onset of disability plus any incentive compensation paid in the 12-month period preceding the onset of disability), reduced by benefits payable under, and by amounts used as an offset in, the Company's long-term disability plan.

                 STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth each person or entity who may be deemed to have beneficial ownership of more than 5% of the Company's outstanding Common Stock, Series B Preference Stock and Series D Preference Stock as of December 31, 1997 based upon information furnished to the Company:

                                                    AMOUNT AND NATURE
                                               OF BENEFICIAL OWNERSHIP (1)
                                               ----------------------------------
                     NAME AND ADDRESS            AGGREGATE            PERCENT
   CLASS            OF BENEFICIAL OWNER         SHARES HELD         OF CLASS (2)
   -----     --------------------------------- ---------------     --------------
Common
 Stock       Cowen & Company                          1,654,424(3)          11.2%
             Financial Square
             New York, NY 10005-3597
Common
 Stock       The Prudential Insurance                 1,621,676(4)          11.0%
             Company of America, Inc.
             751 Broad Street
             Newark, NJ 07102-3777
Common
 Stock       Norwest Corporation                      1,061,909(5)           7.2%
             Norwest Center
             Sixth and Marquette
             Minneapolis, MN 55479-1026
Common
 Stock       Mellon Bank Corporation                    818,469(6)           5.6%
             One Mellon Bank Center
             Pittsburgh, PA 15258
Series B
 Preference
 Stock       Floyd A. Mechling                           16,000             87.0%
             5 North Calibogue Cay
             Hilton Head Island, SC 29928-2913
Series B
 Preference
 Stock       NationsBank of South                         2,386(7)          13.0%
             Carolina, N.A.
             P.O. Box 16
             Hilton Head Island, SC 29938
             as Trustee U/A with D.L. Mechling
             for the Benefit of Gladys H. Hale
Series D
 Preference
 Stock       The Prudential Insurance                   200,000(4)           100%
             Company of America, Inc.
             Prudential Plaza
             Newark, NJ 07102-3777

--------
(1) For purposes of the foregoing table, a "beneficial owner" includes any person who directly or indirectly has or shares the power to vote or to direct the voting of shares of the Company's stock or who directly or indirectly has or shares the power to dispose of or to direct the disposition of such shares.

(2) As of February 6, 1998 there were 14,705,836 shares of Common Stock, 18,386 shares of Series B Preference Stock and 200,000 shares of Series D Preference Stock of the Company issued and outstanding.

(3) Cowen & Company, Cowen Incorporated, the parent holding company of Cowen & Company, and Joseph M. Cohen, an individual who may be deemed to control Cowen Incorporated, jointly filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 Amendment No. 3 to Schedule 13G which disclosed that as of December 31, 1997 Cowen &

   Company had sole voting and investment power with respect to 157,400 shares, shared voting power with respect to 1,069,500 shares, and shared investment power with respect to 1,497,024 shares of Common Stock of the Company. Cowen & Company is a registered broker-dealer and investment advisor that holds a portion of the shares of Common Stock covered by the
   Schedule 13G on behalf of its clients.

(4) The Prudential Insurance Company of America has filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 Amendment No. 11 to Schedule 13G which disclosed that the 200,000 shares of Series D Preference Stock owned by it are presently convertible into a total of 1,600,000 shares of Common Stock of the Company. Said Amendment No. 11 also disclosed that as of December 31, 1997, The Prudential Insurance Company of America had sole investment and voting power with respect to 6,900 additional shares and shared investment power with respect to 14,776 additional shares of Common Stock. The total of the foregoing, 1,621,676 shares, would represent 11.0% of the Company's Common Stock.

(5) Norwest Corporation and its subsidiary, Norwest Bank Colorado, N.A. ("NBC"), have jointly filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 Amendment No. 14 to Schedule 13G. NBC's principal place of business is, 1740 Broadway, Denver, Colorado 80274-8677. In its filing, NBC disclosed that as of December 31, 1997, it was the beneficial owner of 1,048,500 shares of the Company's Common Stock, including 830,000 shares held for the ATTIMCO Long-Term Investment Trust with respect to a portion of whose assets NBC acts as an investment advisor, such amount representing 7.2% of the Company's outstanding Common Stock. Norwest Corporation, as the parent holding company of NBC and other various subsidiaries, may be deemed to own the shares of the Company's Common Stock beneficially owned by such subsidiaries.


(6) Mellon Bank Corporation, a holding company for various direct or indirect subsidiaries identified on a Schedule 13G filed by it with the Securities and Exchange Commission, disclosed that it, as the parent holding company of such subsidiaries, none of which individually hold in excess of 5% of the Company's outstanding Common Stock, may be deemed to be the beneficial owner of in excess of 5% of the Company's outstanding Common Stock as a result of the aggregation of the holdings of its subsidiaries. In its Schedule 13G, Mellon Bank Corporation disclosed that it may be deemed to have sole voting power with respect to 673,369 shares, sole dispositive power with respect to 718,569 shares and shared dispositive power with respect to 99,600 shares of the Company's Common Stock.

(7) Such shares were converted into 7,672 shares of Common Stock on March 2, 1998.

                             SHAREHOLDER PROPOSAL

  John B. McGowan, a shareholder of the Company, has notified the Company that he or his representative will present the following resolution for consideration at the 1998 Annual Meeting. In submitting this proposal, the proponent disclosed holdings of 30,000 shares of Common Stock of the Company. To be adopted, this resolution, which is opposed by the Board of Directors, would require the affirmative vote of a majority of the votes present in person or by proxy at the 1998 Annual Meeting.

  In accordance with applicable proxy regulations, the proposal is set forth below:

                                   Proposal

  Resolved that the shareholders of the Company hereby request and recommend the Board of Directors establish as the location of the Annual Meeting in that City in the United States in which the greatest percentage of its common shares is held by investors.

                             Supporting Statement

  The purpose of this proposal is to advise the Board of Directors of the shareholders concerns with respect to the Board's and Management's responsibilities to provide shareholders with reasonable physical access to them, at least once a year at the annual meeting. The proponent is of the view that the Directors and senior management of Dravo maintain too great a detachment from the shareholders of the Company and therefore ignore or are extremely tardy in responding to shareholders concerns and wishes for the successful operation of their Company; as reflected in the performance comparison in this year's proxy statement.

  The proponent believes that holding the Annual Meeting in a city of close proximity to holders of a large portion of its stock provides the best and only opportunity for a greater representation of Dravo shareholders to meet face to face with directors and management for meaningful dialogue and mutual understanding. The proponent respectfully requests that the shareholders take this opportunity to increase owner input to the Directors and Managers of their Company by voting YES for this proposal.

        The Board's Statement in Opposition to the Shareholder Proposal

  The Board opposes the proposal submitted by its proponent on the basis that the Board has adopted a policy of rotating the site of its Annual Meeting of Shareholders taking into account the primary geographic markets for the Company's products, the location of key operating facilities and metropolitan areas where large concentrations of shareholders reside. The Board believes that all three factors need to be considered in selecting an annual meeting site. The site selection process should not be encumbered by any arbitrarily determined criteria.

  The Board of Directors recommends a vote AGAINST this shareholder proposal.
                                           -------

                             SHAREHOLDER PROPOSAL

  Thomas D. Levis, a shareholder of the Company, has notified the Company that he or his representative will present the following resolution for consideration at the 1998 Annual Meeting. In submitting this proposal, the proponent disclosed holdings of 9,500 shares of Common Stock of the Company. To be adopted, this resolution, which is opposed by the Board of Directors, would require the affirmative vote of a majority of the votes present in person or by proxy at the 1998 Annual Meeting.

  In accordance with applicable proxy regulations, the proposal is set forth below:

                                   Proposal

  Resolved that the shareholders of the Company hereby request and recommend the Board of Directors establish a corporate-wide cost-reduction program with fixed targets of 10% in 1998, 5% in 1999 and 5% in 2000.

                             Supporting Statement

  The purpose of this proposal is to advise the Board of Directors of the shareholders concerns with respect to the Board and management's responsibilities to provide shareholders with the most efficient operation of the Company possible. The proponent particularly notes that management has failed to meet its own gross margin targets of 30% since the Black River expansion. The proponent is of the further view that management and the Board of Directors has failed to adequately control the growth of its operating expenses and, despite the investment of almost $90 million in plant expansions, has failed to achieve any noticeable reductions in operating expenses. All this in a period when American industry has, with down-sizing as a key component, become one of the most productive economies in the world.

  The proponent believes that "fixed cost-reduction targets' are necessary because of management's intransigence and stated defense of the current corporate operational cost structure; and the failure of the Board of Directors to act decisively in response to repeated margin shortfalls.

  Proponent believes that management and directors may take the position that consultants have been hired to review the Company's operations and that their findings have to be relied upon. In the proponent's view this argument might have some validity had:

  1. Management and the Directors acted promptly to hire qualified and independent consultants back in 1996 when the idea was first proposed by shareholders.

  2. The consultants hired possessed the expertise to evaluate all facets of Dravo's operations.

  3. Dravo's President and CEO not written a three page letter in June 1997 defending the Company's then existing cost structure.

  In view of the preceding, the proponent believes that serious questions arise as to the level of independence and breadth of study that was mandated to the consultants in their review of the Company's operations and overall management.

  The proponent believes that setting reasonably attainable cost-savings targets of 10% in 1998; 5% in 1999 and a further 5% in the year 2000 will serve to ultimately accomplish the 30% gross margins that should already be in place and fulfill the Board of Directors fiduciary duty not to waste shareholders assets. The proponent respectfully requests that the shareholders join in establishing a truly efficient and profitable operating Company by voting in favor of this proposal.

        The Board's Statement In Opposition To The Shareholder Proposal

  The Board opposes the proposal submitted by the proponent because it relates to matters involving the ordinary, day-to-day business operations of the Company. To that extent, it usurps the prerogatives of the Board and management and would frustrate their efforts to identify and implement the measures appropriate to achieving long-term goals and objectives. The Board believes this proposal unduly restricts the authority of the Board and would prevent the Board from doing the job for which it was elected.

  The Board of Directors recommends a vote AGAINST this shareholder proposal.
                                           -------

                             SHAREHOLDER PROPOSAL

  Ernest T. Greeff, a shareholder of the Company, has notified the Company that he or his representative will present the following resolution for consideration at the 1998 Annual Meeting. In submitting this proposal, the proponent disclosed holdings of 73,000 shares of Common Stock of the Company. To be adopted, this resolution, which is opposed by the Board of Directors, would require the affirmative vote of a majority of the votes present in person or by proxy at the 1998 Annual Meeting.

  In accordance with applicable proxy regulations, the proposal is set forth below:

                                   Proposal

  Resolved that the shareholders of the Company hereby request and recommend the Board of Directors set a moratorium on all new expansion of capacity with a capital cost in excess of $5,000,000 until such time as gross profit margins are at or exceed 30% for at least thirty months.

                             Supporting Statement

  The purpose of this proposal is to advise the Board of Directors of the shareholders concerns with respect to the grossly inadequate returns which are being earned on the almost $90 million that has been invested in new capacity capital additions over the past four years principally at the Black River and Maysville facilities.

  The proponent holds the view that Dravo's Directors and Management should focus their attention and energies on making its current operations perform with sufficient efficiency and attention to market demands so as to provide shareholders with a fair and equitable return on their investment before striking out to make any further capital capacity expansions. In other words first fix what you got before you go getting more.

  Even allowing for routine shakedown glitches in starting up new equipment Dravo management has failed to show any appreciably improvement in operating margins since its 1995 $60 million expansion at the Black River facility; and if we are to accept the following comment from the Chairman and Presidents remarks in the 1996 Annual Report the future is equally bleak:

    "We began the current year with approximately 3.0 million tons of annual production capacity available at our three operating plants. We can register a modest improvement in earnings by deriving even better utilization out of this existing plant capacity."

  The proponent believes that is a shocking illustration of management inability to manage effectively without the strict guidelines and discipline imposed upon by the terms of this resolution. Therefore the proponent respectfully requests that the shareholders vote YES in favor of this proposal.

        The Board's Statement In Opposition To The Shareholder Proposal

  The Board opposes the proponent's proposal on the basis that decisions regarding capacity expansion need to take into account a number of factors, including market demand, regulatory environment, competition, project lead times, availability and cost of capital, as well as historical and projected returns on investments. The balancing of those factors is uniquely in the hands of the Board of Directors, who are elected by the shareholders to represent their interests. This proposal would limit the ability of the Board to do the job for which it was elected.

  The Board of Directors recommends a vote AGAINST this shareholder proposal.
                                           -------

                             ELECTION OF AUDITORS

  Upon the recommendation of the Company's Audit Committee, the Board of Directors of the Company proposes that KPMG Peat Marwick LLP be elected as independent auditors to examine the financial statements of the Company and its subsidiaries as of December 31, 1998 and to report upon the financial statements to the shareholders as of December 31, 1998. One or more representatives of KPMG Peat Marwick LLP will be present at the 1998 Annual Meeting with the opportunity to make a statement if they desire to do so. It is expected that such representatives will be available to respond to appropriate questions.

  KPMG Peat Marwick LLP is a member of the SEC Practice Section of the American Institute of Certified Public Accountants.

  Although election of independent auditors by the shareholders is not required by Pennsylvania law or the Articles of Incorporation or By-laws of the Company, the Board believes that the shareholders should have an opportunity to express themselves on this subject. In the event that the vote on this matter is negative, the Board, acting upon advice from its Audit Committee, will select other independent auditors.

                PROPOSALS OF SECURITY HOLDERS FOR CONSIDERATION
                  AT THE 1999 ANNUAL MEETING OF SHAREHOLDERS

  Proposals of shareholders intended for inclusion in the Company's proxy statement relating to the 1999 annual meeting of the shareholders of the Company must be received at the Company's principal executive offices (to the attention of the Secretary of the Company), 11 Stanwix Street, Pittsburgh, Pennsylvania 15222 not later than November 23, 1998. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended.

  The Company's By-laws require that nominations for a director to be elected at the 1999 annual meeting of the shareholders, other than those by or on behalf of the Board, to be submitted in writing to the Secretary of the Company not later than January 24, 1999. The By-laws also require that notice of such nominations contain certain information regarding the nominee and certain information regarding the nominating shareholder. Any shareholder may obtain a copy of the applicable by-law upon written request to the Secretary of the Company at 11 Stanwix Street, Pittsburgh, Pennsylvania 15222.

                                 OTHER MATTERS

  The Board is not aware that any matter other than those listed in the notice of meeting is to be presented for action at the meeting. If any of the Board's nominees is unavailable for election as a director or if any other matter should properly come before the meeting, it is intended that votes will be cast pursuant to the proxy in respect thereto in accordance with the best judgment of the person or persons acting as proxies.

  Any shareholder who executes and returns the proxy may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of a proxy. Abstentions and broker non-votes on any matter submitted to the shareholders for approval have the effect of votes against such matter since, under the Company's By-laws, the affirmative vote of at least a majority of the votes present and entitled to vote at the meeting, in person or by proxy, is necessary for approval of the matters. Broker non-votes as to any matter are shares held by nominees which are present and voted at the meeting on matters as to which the nominee has discretionary authority but which are not voted on the matter in question because the nominee does not have discretionary voting authority as to such matter.

  The Company will pay the expense in connection with printing, assembling and mailing the notice of meeting, this proxy statement and the accompanying form of proxy. In addition to the use of mails, proxies may be solicited by directors, officers and other employees of the Company, personally or by telephone or telefax. The Company may request persons holding stock in their names or in the names of nominees to send proxy material to obtain proxies from their principals and will reimburse such persons for their expenses in so doing. The Company has retained the services of Morrow & Co., Inc., a professional soliciting organization, to assist in soliciting proxies from brokerage houses, custodians, nominees and other fiduciaries. The fees and expense of that firm for their services in connection with such solicitation are not expected to exceed $7,500.

  UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO THE SECRETARY OF THE COMPANY, 11 STANWIX STREET, PITTSBURGH, PENNSYLVANIA 15222, A COPY OF THE COMPANY'S 1997 ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED WITHOUT CHARGE.

                                             By Order of the Board of Directors

                                                            EARL J. BELLISARIO,
                                                                      Secretary

11 Stanwix Street
Pittsburgh, Pennsylvania 15222
March 27, 1998

LOGO
DRAVO
1891

-------------------------------------
NOTICE OF THE
1998 ANNUAL MEETING AND
PROXY STATEMENT
-------------------------------------

LOGO               VOTER DIRECTION CARD          DRAVO CORPORATION SAVINGS PLAN
Dravo                        FOR ANNUAL MEETING OF SHAREHOLDERS, APRIL 23, 1998
                                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO: THE VANGUARD GROUP, TRUSTEE
  The undersigned, a participant having Common Stock of Dravo Corporation credited to my account, does hereby instruct the Trustee that in voting all shares of Common Stock held in the Dravo Corporation Stock Fund at the above stated Annual Meeting of Shareholders, and any adjournments thereof, upon the matters set forth in the Notice and Proxy Statement, the shares of Common Stock indicated on the reverse side hereof shall be counted as follows:
1. ELECTION OF DIRECTORS to the class of the Board of Directors whose term expires at the 2001 Annual Meeting of shareholders (check one box only). The Board of Directors recommends a vote FOR this proposal.
  [_] FOR all nominees listed     [_] WITHHOLD AUTHORITY to vote for all
  below:                          nominees listed below:
                 Carl A. Gilbert                William G. Roth
 To withhold authority for any individual nominee, check the "FOR all nominees" box and write that nominee's name in the space provided below:

 ------------------------------------------------------------------------------
2. PROPOSAL to establish the Annual Meeting of the shareholders of the Company in the city in the United States in which the greatest percentage of the Company's outstanding shares of common stock are held. The Board of Directors recommends a vote AGAINST this proposal.
                                [_] FOR         [_] AGAINST     [_] ABSTAIN
3. PROPOSAL to establish a corporate-wide cost-reduction program with fixed targets of 10% in 1998, 5% in 1999 and 5% in 2000. The Board of Directors recommends a vote AGAINST this proposal.
                                [_] FOR         [_] AGAINST     [_] ABSTAIN
4. PROPOSAL to set a moratorium on all new expansion of capacity with a capital cost in excess of $5,000,000 until such time as gross profit margins are at or exceed 30% for at least thirty months. The Board of Directors recommends a vote AGAINST this proposal.
                                [_] FOR         [_] AGAINST     [_] ABSTAIN
5. APPROVAL of the appointment of KPMG Peat Marwick, LLP as independent auditors for the year 1998. The Board of Directors recommends a vote FOR this proposal.
                                [_] FOR         [_] AGAINST     [_] ABSTAIN
                 (Continued and to be signed on reverse side)

  The Trustee shall vote upon such other matters as may properly come before the Annual Meeting of Shareholders, and any adjournments thereof, as the proxies named in the solicitation of the Board of Directors (the "Board Named Proxies") determine, including without limitation, the election of any person to the Board of Directors for which a bona fide nominee is named in the Proxy Statement and is unable to serve or for good cause will not serve.
  THE TRUSTEE WILL VOTE THE SHARES IN THE DRAVO CORPORATION STOCK FUND IN ACCORDANCE WITH THE PLAN. IN DETERMINING HOW TO VOTE THE FUND'S SHARES, THE SHARES INDICATED BELOW WILL BE COUNTED AS DIRECTED BY THIS VOTER DIRECTION CARD. IF NO DIRECTION IS GIVEN, THE SHARES INDICATED BELOW WILL BE COUNTED AS BEING FOR PROPOSALS 1 AND 5, AND AGAINST PROPOSALS 2, 3 AND 4. IF THE UNDERSIGNED VOTES FOR THE NOMINEES LISTED, THE TRUSTEE MAY CUMULATE ALL VOTES WHICH THE UNDERSIGNED IS ENTITLED TO DIRECT AND ALLOCATE THEM IN FAVOR OF ANY ONE OF THE NOMINEES, AS THE BOARD NAMED PROXIES DETERMINE. THE TRUSTEE MAY APPOINT THE BOARD NAMED PROXIES TO VOTE THE SHARES IN THE DRAVO CORPORATION STOCK FUND IN THE MANNER DIRECTED BY THE TRUSTEE. ANY VOTER DIRECTION CARD HERETOFORE GIVEN BY THE UNDERSIGNED WITH RESPECT TO SUCH STOCK IS HEREBY REVOKED.

                                                Receipt of Notice of the
                                                Annual Meeting and Proxy
                                                Statement is hereby
                                                acknowledged.

                                                Dated.................... ,1998

                                                PLEASE SIGN EXACTLY AS NAME
                                                APPEARS AT LEFT.

                                                ...............................
                                                                     (Signature)

                                                ...............................
                                                     (Signature if held jointly)

     PLEASE SIGN, DATE, AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

                   VOTER DIRECTION CARD
LOGO                                  DRAVO CORPORATION MONEY ACCUMULATION PLAN
Dravo                        FOR ANNUAL MEETING OF SHAREHOLDERS, APRIL 23, 1998
                                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO: THE PNC BANK, N.A., TRUSTEE
  The undersigned, a participant having Common Stock of Dravo Corporation credited to my account, does hereby instruct the Trustee that in voting all shares of Common Stock held in the Dravo Corporation Money Accumulation PLan at the above stated Annual Meeting of Shareholders, and any adjournments thereof, upon the matters set forth in the Notice and Proxy Statement, the shares of Common Stock indicated on the reverse side hereof shall be counted as follows:
1. ELECTION OF DIRECTORS to the class of the Board of Directors whose term expires at the 2001 Annual Meeting of shareholders (check one box only). The Board of Directors recommends a vote FOR this proposal.
  [_] FOR all nominees listed     [_] WITHHOLD AUTHORITY to vote for all
  below:                          nominees listed below:
                 Carl A. Gilbert                William G. Roth
 To withhold authority for any individual nominee, check the "FOR all nominees" box and write that nominee's name in the space provided below:

 ------------------------------------------------------------------------------
2. PROPOSAL to establish the Annual Meeting of the shareholders of the Company in the city in the United States in which the greatest percentage of the Company's outstanding shares of common stock are held. The Board of Directors recommends a vote AGAINST this proposal.
                                [_] FOR         [_] AGAINST     [_] ABSTAIN
3. PROPOSAL to establish a corporate-wide cost-reduction program with fixed targets of 10% in 1998, 5% in 1999 and 5% in 2000. The Board of Directors recommends a vote AGAINST this proposal.
                                [_] FOR         [_] AGAINST     [_] ABSTAIN
4. PROPOSAL to set a moratorium on all new expansion of capacity with a capital cost in excess of $5,000,000 until such time as gross profit margins are at or exceed 30% for at least thirty months. The Board of Directors recommends a vote AGAINST this proposal.
                                [_] FOR         [_] AGAINST     [_] ABSTAIN
5. APPROVAL of the appointment of KPMG Peat Marwick, LLP as independent auditors for the year 1998. The Board of Directors recommends a vote FOR this proposal.
                                [_] FOR         [_] AGAINST     [_] ABSTAIN
                 (Continued and to be signed on reverse side)

  The Trustee shall vote upon such other matters as may properly come before the Annual Meeting of Shareholders, and any adjournments thereof, as the proxies named in the solicitation of the Board of Directors (the "Board Named Proxies") determine, including without limitation, the election of any person to the Board of Directors for which a bona fide nominee is named in the Proxy Statement and is unable to serve or for good cause will not serve.
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

                                                Receipt of Notice of the
                                                Annual Meeting and Proxy
                                                Statement is hereby
                                                acknowledged.

                                                Dated.................... ,1998

                                                PLEASE SIGN EXACTLY AS NAME
                                                APPEARS AT LEFT.

                                                ...............................
                                                                    (Signature)

                                                ...............................
                                                    (Signature if held jointly)

    PLEASE SIGN, DATE, AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

LOGO                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, APRIL 23, 1998
Dravo                             SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints John R. Major and Earl J. Bellisario, and each of them, with full power of substitution, as proxies (the "Proxies") to vote all shares of Capital Stock which the undersigned is entitled to vote at the above stated Annual Meeting of Shareholders, and any adjournments thereof, upon the matters set forth in the Notice and Proxy Statement, as follows:
1. ELECTION OF DIRECTORS to the class of the Board of Directors whose term expires at the 2001 Annual Meeting of shareholders (check one box only). The Board of Directors recommends a vote FOR this proposal.
  [_] FOR all nominees listed     [_] WITHHOLD AUTHORITY to vote for all
  below:                          nominees listed below:
                 Carl A. Gilbert                William G. Roth
 To withhold authority for any individual nominee, check the "FOR all nominees" box and write that nominee's name in the space provided below:

 ------------------------------------------------------------------------------
2. PROPOSAL to establish the Annual Meeting of the shareholders of the Company in the city in the United States in which the greatest percentage of the Company's outstanding shares of common stock are held. The Board of Directors recommends a vote AGAINST this proposal.
                                [_] FOR         [_] AGAINST     [_] ABSTAIN
3. PROPOSAL to establish a corporate-wide cost-reduction program with fixed targets of 10% in 1998, 5% in 1999 and 5% in 2000. The Board of Directors recommends a vote AGAINST this proposal.
                                [_] FOR         [_] AGAINST     [_] ABSTAIN
4. PROPOSAL to set a moratorium on all new expansion of capacity with a capital cost in excess of $5,000,000 until such time as gross profit margins are at or exceed 30% for at least thirty months. The Board of Directors recommends a vote AGAINST this proposal.
                                [_] FOR         [_] AGAINST     [_] ABSTAIN
5. APPROVAL of the appointment of KPMG Peat Marwick, LLP as independent auditors for the year 1998. The Board of Directors recommends a vote FOR this proposal.
                                [_] FOR         [_] AGAINST     [_] ABSTAIN
                 (Continued and to be signed on reverse side)

  In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting of shareholders, and any adjournments thereof.
  THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN. IF NO DIRECTION IS GIVEN THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 5, AND AGAINST PROPOSALS 2, 3 AND 4. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, INCLUDING WITHOUT LIMITATION, THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS FOR WHICH A BONA FIDE NOMINEE IS NAMED IN THE PROXY STATEMENT AND IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE. A VOTE FOR THE NOMINEES LISTED WILL GIVE THE PROXIES DISCRETIONARY AUTHORITY TO CUMULATE ALL VOTES TO WHICH THE UNDERSIGNED IS ENTITLED AND ALLOCATE THEM IN FAVOR OF ANY ONE OF THE NOMINEES, AS THE PROXIES DETERMINE. ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED WITH RESPECT TO SUCH STOCK IS HEREBY REVOKED.

                                                Receipt of Notice of the
                                                Annual Meeting and Proxy
                                                Statement is hereby
                                                acknowledged.

                                                Dated.................... ,1998

                                                PLEASE SIGN EXACTLY AS NAME
                                                APPEARS AT LEFT.

                                                ...............................
                                                                    (Signature)

                                                ...............................
                                                    (Signature if held jointly)

    PLEASE SIGN, DATE, AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.